                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 19, 2004
                                                         (April 16, 2004)


                           COMMUNITY BANCSHARES, INC.
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)




    Delaware                          0-16461                     63-0868361
 ---------------                  ---------------            -------------------
 (State or Other                   (Commission                  (IRS Employer
 Jurisdiction of                    File Number)             Identification No.)
 Incorporation)

                 68149 Main Street, Blountsville, Alabama 35031
                 ----------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)

                                 (205) 429-1000
                          ---------------------------
              (Registrant's Telephone Number, including Area Code)

ITEM 5.   OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On April 16, 2004, Community Bancshares, Inc. (the "Company") issued a press release (the "Press Release") announcing that it had settled all litigation with Bryan A. Corr, Sr. and other members of the Corr family. Pursuant to General Instruction F to Form 8-K, the Press Release is attached hereto as Exhibit 99.1 and is incorporated into this Item 5 by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

          (c)      Exhibits.

                   The following exhibit is filed herewith:

     EXHIBIT NO.                          DESCRIPTION
     -----------        -------------------------------------------------

        99.1            Press Release, dated April 16, 2004, of Community
                        Bancshares, Inc.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          COMMUNITY BANCSHARES, INC.

                                          /s/ PATRICK M. FRAWLEY
                                          ---------------------------------
                                          Patrick M. Frawley
                                           Chairman, Chief Executive Officer and
                                           President


Date:  April 19, 2004

                               INDEX TO EXHIBITS


EXHIBIT NO.                        DESCRIPTION
-----------                        -----------

   99.1       Press Release, dated April 16, 2004, of Community Bancshares, Inc.
